Report of Independent
Registered Public
Accounting Firm


To the Board of
Trustees of Northern
Lights Fund Trust III
and the Shareholders of
Newfound Risk
Managed Global
Sectors Fund,
Newfound Total Return
Fund, Newfound Multi-
Asset Income Fund and
Newfound Risk
Managed U.S. Sectors
Fund


In planning and
performing our audit of
the financial statements
of Newfound Risk
Managed Global
Sectors Fund,
Newfound Total Return
Fund, Newfound Multi-
Asset Income Fund and
Newfound Risk
Managed U.S. Sectors
Fund (collectively, the
Funds), each a series of
the Northern Lights
Fund Trust III, as of and
for the year / period
ended March 31, 2016,
in accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered
the Funds' internal
control over financial
reporting, including
controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds' internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Funds are responsible
for establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of
controls. A fund's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles
(GAAP). A fund's
internal control over
financial reporting
includes those policies
and procedures that (a)
pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the fund; (b)
provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation of
financial statements in
accordance with GAAP,
and that receipts and
expenditures of the fund
are being made only in
accordance with
authorizations of
management and
directors of the fund;
and (c) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized
acquisition, use or
disposition of a fund's
assets that could have a
material effect on the
financial statements.

Because of inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A material
weakness is a
deficiency, or
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
of the Funds' annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of the
Funds' internal control
over financial reporting
was for the limited
purpose described in
the first paragraph and
would not necessarily
identify all deficiencies
in internal control that
might be material
weaknesses under
standards established
by the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Funds' internal control
over financial reporting
and its operation,
including controls over
safeguarding of
securities that we
consider to be a
material weakness as
defined above as of
March 31, 2016.


This report is intended
solely for the
information and use of
management and the
Board of Trustees of the
Funds and the
Securities and
Exchange Commission
and is not intended to
be and should not be
used by anyone other
than these specified
parties.

/s/ RSM US LLP

Denver, Colorado
May 31, 2016